Exhibit 10.1

AMENDMENT NO. 8 TO Capital on Demand™ SALES AGREEMENT

July 14, 2020

JonesTrading Institutional Services LLC

757 Third Avenue, 23rd Floor

New York, NY 10017

Ladies and Gentlemen:

ARCA biopharma, Inc., a Delaware corporation (the “Company”), and JonesTrading Institutional Services LLC (the “Agent”), are parties to that certain Capital on Demand™ Sales Agreement dated January 11, 2017, as amended on August 21, 2017, January 25, 2019, March 11, 2019, May 9, 2019, May 20, 2019, June 28, 2019 and July 2, 2020 (together, the “Original Agreement”). All capitalized terms not defined herein shall have the meanings ascribed to them in the Original Agreement.  The parties, intending to be legally bound, hereby amend the Original Agreement pursuant to the terms of this amendment No. 8 to the Original Agreement (this “Amendment No. 8”) as follows:

1.The first paragraph of Section 1 of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“Issuance and Sale of Shares.  The Company agrees that, from time to time during the term of this Agreement, on the terms and subject to the conditions set forth herein, it may issue and sell through or to the Agent, as sales agent or principal, shares (the “Placement Shares”) of common stock of the Company, $0.001 par value per share (the “Common Stock”) having an aggregate offering price of up to $32,434,325, provided, however, that in no event shall the Company issue or sell through Agent such number of Placement Shares that (a) exceeds the number or dollar amount of shares of Common Stock that may be sold pursuant to the Registration Statement (as defined below), or (b) exceeds the number of authorized but unissued shares of Common Stock of the Company (the “Maximum Amount”). Pursuant to this Agreement, shares of Common Stock were previously sold for $24,999,905 in aggregate gross proceeds under a prior prospectus and prior prospectus supplements. Under this Agreement, as amended by Amendment No. 1 to Capital on Demand™ Sales Agreement, dated August 21, 2017, Amendment No. 2 to Capital on Demand™ Sales Agreement, dated January 25, 2019, Amendment No. 3 to Capital on Demand™ Sales Agreement, dated March 11, 2019, Amendment No. 4 to the Capital on Demand™ Sales Agreement, dated May 9, 2019, Amendment No. 5 to the Capital on Demand™ Sales Agreement, dated May 20, 2019, Amendment No. 6 to the Capital on Demand™ Sales Agreement, dated June 28, 2019, Amendment No. 7 to the Capital on Demand™ Sales Agreement, dated July 2, 2020 and Amendment No. 8 to the Capital on Demand™ Sales Agreement, dated July 14, 2020, the Company, through the Agent, may offer and sell further shares of Common Stock having an aggregate offering price of up to $7,274,000 pursuant to the Prospectus (as defined below).  Notwithstanding anything to the contrary contained herein, the parties hereto agree that compliance with the limitations set forth in this Section 1 on the amount of Placement Shares issued and sold under this Agreement shall be the sole responsibility of the Company and that Agent shall have no obligation in connection with such compliance. The issuance and sale of Placement Shares through Agent will be effected pursuant to the Registration Statement (as defined below) filed by the Company and at no earlier time than such time as the Registration Statement shall have been declared effective by the Securities and Exchange Commission (the “Commission”), although nothing in this Agreement shall be construed as requiring the Company to use the Registration Statement to issue Placement Shares.”

2.Section 6(s) of the Original Agreement is hereby deleted in its entirety and replaced with the following:

“Market Capitalization.  The aggregate market value of the outstanding voting and non-voting common equity (as defined in Securities Act Rule 405) of the Company held by persons other than affiliates of the Company (pursuant to Securities Act Rule 144, those that directly, or indirectly through one or more intermediaries, control, or are controlled by, or are under common control with, the Company)  (the “Non-Affiliate Shares”), was equal to $65,205,540 (calculated by multiplying (x) the highest price at which the common equity of the Company closed on the Exchange within 60 days of the date of Amendment No. 8 to Capital on Demand™ Sales Agreement times (y) the number of Non-Affiliate Shares).  The Company is not a shell company (as defined in Rule 405 under the Securities Act) and has not been a shell company for at least 12 calendar months previously and if it has been a shell company at any time previously, has filed current Form 10 information (as defined in Instruction I.B.6 of Form S-3) with the Commission at least 12 calendar months previously reflecting its status as an entity that is not a shell company.”

3.All references to “January 11, 2017 (as amended by Amendment No. 1 to Capital on Demand™ Sales Agreement, dated August 21, 2017 and as further amended by Amendment No. 2 to Capital on Demand™ Sales Agreement, dated January 25, 2019, Amendment No. 3 to Capital on Demand™ Sales Agreement, dated March 11, 2019, Amendment No. 4 to Capital on Demand™ Sales Agreement, dated May 9, 2019, Amendment No. 5 to Capital on Demand™ Sales Agreement, dated May 20, 2019, Amendment No. 6 to Capital on Demand™ Sales Agreement, dated June 28, 2019 and Amendment No. 7 to Capital on Demand™ Sales Agreement, dated July 2, 2020)” set forth in Schedule I and Exhibit 7(l) of the Original Agreement are revised to read “January 11, 2017 (as amended by Amendment No. 1 to Capital on Demand™ Sales Agreement, dated August 21, 2017, Amendment No. 2 to Capital on Demand™ Sales Agreement, dated January 25, 2019, Amendment No. 3 to Capital on Demand™ Sales Agreement, dated March 11, 2019, Amendment No. 4 to Capital on Demand™ Sales Agreement, dated May 9, 2019, Amendment No. 5 to Capital on Demand™ Sales Agreement, dated May 20, 2019, Amendment No. 6 to Capital on Demand™ Sales Agreement, dated June 28, 2019, Amendment No. 7 to Capital on Demand™ Sales Agreement, dated July 2, 2020 and Amendment No. 8 to Capital on Demand™ Sales Agreement, dated July 14, 2020)”.

4.Except as specifically set forth herein, all other provisions of the Original Agreement shall remain in full force and effect.

5.Notwithstanding anything to the contrary contained in the Agreement, in addition to the requirements under Section 5 of the Original Agreement, the Company agrees to pay the reasonable fees and disbursements of JonesTrading’s counsel in an amount not to exceed $4,000 in connection with this Amendment No. 8 to Sales Agreement.

6.This Amendment No. 8 together with the Original Agreement (including all schedules and exhibits attached hereto and thereto and Placement Notices issued pursuant hereto and thereto) constitutes the entire agreement and supersedes all other prior and contemporaneous agreements and undertakings, both written and oral, among the parties hereto with regard to the subject matter hereof. All references in the Original Agreement to the “Agreement” shall mean the Original Agreement as amended by this Amendment No. 8; provided, however, that all references to “date of this Agreement” in the Original Agreement shall continue to refer to the date of the Original Agreement.

7.This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the principles of conflicts of laws. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this Amendment and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

8.The Company and the Agent each hereby irrevocably waives any right it may have to a trial by jury in respect of any claim based upon or arising out of this Amendment or any transaction contemplated hereby.

9.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed amendment by one party to the other may be made by facsimile transmission.

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If the foregoing correctly sets forth the understanding among the Company and the Agent, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding amendment to the Agreement between the Company and the Agent.

Very truly yours,

JONESTRADING INSTITUTIONAL SERVICES LLC

By:      _/s/ Burke Cook_____________

Name:  Burke Cook

Title:  General Counsel

ACCEPTED as of the date

first-above written:

ARCA BIOPHARMA, INC.

By:    _/s/ Brian Selby______________

Name:  Brian Selby

Title:  Vice President, Finance

[Signature Page to Amendment No. 8]